Registration No. 2-69308

811-3097

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 44	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940 ☒

Amendment No. 44  ☒

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND, INC.

(Exact name of Registrant as specified in Charter)

125 Broad Street, New York, New York 10004

(Address of Principal Executive Offices) (Zip Code)

(203) 890-7046

Registrant’s Telephone Number, including area code

Robert I. Frenkel, Esq.

300 First Stamford Place, Stamford, Connecticut 06902

(Name and Address of Agent for Service)

Continuous

(Approximate Date of Proposed Public Offering)

It is proposed that this filing becomes effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on June 28, 2006 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph(a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2)

☐	If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

EXPERIENCE

PROSPECTUS

June 28, 2006

Legg Mason Partners

Managed Municipals Fund, Inc.

Class A, B, C, Y and 1 Shares

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisors. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Legg Mason Partners

Managed Municipals Fund, Inc.

Prior to April 7, 2006, the fund was named Smith Barney Managed Municipals Fund Inc. The fund’s investment objective and strategy were not affected as a result of this change.

Investments, risks and performance

Investment objective

The fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital.

Principal investment strategies

Key investments

As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax. Municipal securities include securities issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities, which pay interest that is excluded from gross income for regular federal income tax purposes. The fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase of from three to more than thirty years. The fund can invest up to 20% of its assets in bonds rated below investment grade or in unrated securities determined to be of equivalent quality by the manager (commonly known as “junk bonds”). Investment grade bonds are those rated in any of the four highest long-term rating categories, or if unrated, determined to be of comparable quality by the manager.

Selection process

The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

■	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
■	Measures the potential impact of supply/demand imbalances for obligations of different states, the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that balance potential return and risk
■	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
■	Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of the following risks:

■	Interest rates rise, causing the value of the fund’s portfolio to decline
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded

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■	Municipal securities fall out of favor with investors
■	Unfavorable legislation affects the tax-exempt status of municipal bonds
■	The manager’s judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s gains generally will be, subject to federal income tax. The fund may realize taxable gains on the sale of its securities or on transactions in derivatives. Some of the fund’s income may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and gains will generally be subject to state and local income and franchise taxes.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “lRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and distributions to fund shareholders could be recharacterized as taxable.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are a taxpayer in a high federal tax bracket seeking income exempt from federal taxation
■	Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
■	Are willing to accept the risks of municipal securities

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Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index and an average of similar funds. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C, Y and 1 shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year Total Returns—Class A

Highest and lowest quarter returns (for periods shown in the bar chart)

Highest: 6.11% in 4th Quarter 2000; Lowest: (3.27)% in 2nd Quarter 1999

Year to date: 1.88% through 3/31/06

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Average Annual Total Returns (for periods ended December 31, 2005)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					03/04/81

Return before taxes	(1.08)%	3.61%	4.60%	8.73%

Return after taxes on distributions(1)	(1.08)%	3.61%	4.42%	N/A

Return after taxes on distributions and sale of fund shares(1)	0.79%	3.75%	4.52%	N/A

Other Classes (return before taxes only)

Class B	(2.00)%	3.73%	4.48%	5.81%	11/06/92

Class C	1.43%	3.87%	4.44%	5.98%	11/09/94

Class Y	3.24%	4.64%	5.23%	5.71%	04/04/95

Class 1	(1.87)%	3.39%	N/A	4.08%	09/12/00

Lehman Index(2)	3.51%	5.59%	5.71%	N/A

Lipper Fund Average(3)	3.04%	4.78%	4.74%	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for class B, Class C, Class Y and Class 1 shares will vary.
(2)	Lehman Brothers Municipal Bond Index is a broad-based index of the municipal bond market with maturities of at least one year.
(3)	Lipper General Municipal Debt Funds Category Average reflects the performance of funds in the general municipal debt fund category with reinvestment of dividends and capital gains tracked by Lipper, Inc. that reports on total return performance. It does not take into account sales charges or taxes.

An investor cannot invest directly in an index or average. Index performance does not reflect deductions for fees, expenses or taxes. The average performance reflects fees and expenses but no deduction for sales charge.

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Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y	Class 1
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.00%		None	None	None	4.75%

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	4.50%	1.00%	None	None

Annual fund operating expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y	Class 1
Management fees**	0.49%	0.49%	0.49%	0.49%	0.49%

Distribution and service (12b-1) fees	0.15%	0.65%	0.70%	None	None

Other expenses***	0.07%	0.07%	0.04%	0.06%	0.21%

Total annual fund operating expenses	0.71%	1.21%	1.23%	0.55%	0.70%

*	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	The fund has a management fee that declines as assets increase, as follows: 0.55% of the value of the fund’s average daily net assets up to $500 million; 0.50% of average daily net assets on the next $1 billion; 0.45% of average daily net assets in excess of $1.5 billion. Prior to December 1, 2005, the fund had separate investment advisory and administration fees. “Management Fees” in the table reflect the new fee.
***	“Other expenses” have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$470	$619	$780	$1,248

Class B (redemption at end of period)	$573	$684	$765	$1,327	*

Class B (no redemption)	$123	$384	$665	$1,327	*

Class C (redemption at end of period)	$225	$390	$675	$1,487

Class C (no redemption)	$125	$390	$675	$1,487

Class Y (with or without redemption)	$57	$179	$312	$701

Class 1 (with or without redemption)	$543	$688	$846	$1,303

*	Assumes conversion to Class A shares approximately eight years after purchase.

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More on the fund’s investments

Municipal securities

Municipal securities are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). The interest on these bonds is exempt from regular federal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The municipal securities in which the fund invests include general obligation bonds, revenue bonds and notes, and municipal leases. These securities may pay interest at fixed, variable or floating rates. The fund may also hold zero coupon securities which pay no interest during the life of the obligation but trade at prices below their stated maturity value.

Below investment grade securities

Below investment grade securities, also known as “junk bonds,” are considered speculative with respect to the issuer’s ability to pay interest and/or principal, involve a high risk of loss and are susceptible to default or decline in market value because of adverse economic and business developments. The market value for these securities tends to be very volatile, and many of these securities are less liquid than investment grade debt securities.

Derivative contracts

The fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in derivatives can have a big impact on the fund’s interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivatives present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the

8         Legg Mason Partners Funds

fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment goals.

Portfolio holdings

The fund’s policies and procedures with respect to the fund’s disclosure of its portfolio securities are described in the SAI.

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Management

Manager

The fund’s investment manager is Smith Barney Fund Management LLC (“SBFM” or the “manager”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments, oversees its operations and provide administrative services to the fund. A discussion regarding the basis for the board’s approval of the fund’s management agreement with SBFM is available in the fund’s annual report for the fiscal year ended February 28, 2006.

Joseph P. Deane, investment officer of SBFM, has been responsible for the day-to-day management of the fund’s portfolio since November 1988. David T. Fare, investment officer of SBFM, has shared the responsibility for the day-to-day management of the fund with Mr. Deane since 2004.

The SAI provides additional information about the portfolio managers compensation, any other accounts managed by the portfolio managers and any fund shares held by the portfolio managers, and has more detailed information about the manager and other fund service providers.

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into an agreement to sell substantially all of its asset management business, which included the manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. As a result, the manager, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. A new investment management agreement between the fund and the manager became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850 billion.

Management fees

During the fiscal year ended February 28, 2006, the manager received a management fee and an administration fee equal to 0.49% of the fund’s average daily net assets.

Distribution plan

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) serve as the fund’s distributors. The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

10         Legg Mason Partners Funds

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds including the fund (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisors Act of 1940, as amended (“Advisors Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisors Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Section 206(1) and 206(2) of the Advisors Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has

Legg Mason Partners Managed Municipals Fund, Inc.         11

already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow, and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the fund’s board selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

12         Legg Mason Partners Funds

Choosing a class of shares to buy

You can choose among the classes of shares described in this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions, Smith Barney Financial Advisors or PFS Registered Representatives (each called a “Service Agent”)
■	The fund, but only if you are investing through certain qualified plans or Service Agents

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Classes A, B, C	Class Y	All Classes
General	$1,000	$15 million	$50

Uniform Gifts or Transfers to Minor Accounts	$250	$15 million	$50

Monthly Systematic Investment Plans	$25	n/a	$25

Quarterly Systematic Investment Plans	$50	n/a	$50

More information about the fund’s classes of shares is available through the Legg Mason Partners funds website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (within one year)
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.LeggMason.com/InvestorServices and click on the name of the fund.

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Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class Y	Class 1
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Must invest at least $15 million ■ Lower annual expenses than the other classes	■ Higher initial sales charge ■ Only available to eligible Class 1 shareholders ■ Lower annual expenses than Class B and C
Initial sales charge	Up to 4.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $500,000 or more	None	None	None	Up to 4.75%; reduced for large purchases
Deferred sales charge	1.00% on purchases of $500,000 or more if you redeem within 1 year of purchase	Up to 4.50% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within 1 year of purchase	None	None
Annual distribution and service fees	0.15% of average daily net assets	0.65% of average daily net assets	0.70% of average daily net assets	None	None
Exchange privilege*	Class A shares of most Legg Mason Partners funds	Class B shares of most Legg Mason Partners funds	Class C shares of most Legg Mason Partners funds	Class Y shares of most Legg Mason Partners funds	Class 1 shares of Legg Mason Partners funds that offer Class 1 shares and Class A shares of certain other Legg Mason Partners mutual funds
*	Ask your Service Agent for the Legg Mason Partners funds available for exchange.

14         Legg Mason Partners Funds

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker-dealer compensation that is paid out of the sales charge. For shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS. For shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price (%)	Sales Charge as a % of net amount invested (%)	Broker/Dealer Commission as % of Offering Price
Less than $25,000	4.00	4.17	up to 4.00

$25,000 but less than $50,000	3.50	3.63	up to 3.50

$50,000 but less than $100,000	3.00	3.09	up to 3.00

$100,000 but less than $250,000	2.50	2.56	up to 2.50

$250,000 but less than $500,000	1.50	1.52	up to 1.50

$500,000 or more	-0-	-0-	up to 1.00	*

*	A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners funds to take advantage of the breakpoints in the sales charge schedule.

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■	Accumulation Privilege – lets you combine the current value of Class A shares of the fund with all other shares of Legg Mason Partners funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge and shares of those money market fund shares noted below) and Legg Mason Partners S&P 500 Index Fund may not be combined. However, shares of Legg Mason Partners Exchange Reserve Fund and Class C shares of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Limited Term Municipals Fund, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Legg Mason Partners Short Duration Municipal Income Fund, and Legg Mason Partners Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of Intent – lets you purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge on Class A shares, if any, as of all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Legg Mason Partners fund shares that are subject to a sales charge and are purchased during the 13-month period by
☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Advisor, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge and shares of those money market funds noted below) and Legg Mason Partners S&P 500 Index

16         Legg Mason Partners Funds

Fund may not be combined. However, shares of Legg Mason Partners Exchange Reserve Fund and Class C shares of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Limited Term Municipals Fund, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Legg Mason Partners Short Duration Municipal Income Fund, and Legg Mason Partners Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members
■	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by certain broker-dealers affiliated with CGMI
■	Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified

If you qualify for a waiver of Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase.

If you want to learn more about additional waivers of Class A initial sales charges, contact your Service Agent or consult the SAI or visit the Legg Mason Partners funds’ website://www.LeggMason.com/InvestorServices and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	4.5%	4%	3%	2%	1%	0%

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of Class B shares sold by its Service Agents and will retain the deferred sales charges paid upon certain redemptions. Service Agents also receive a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Legg Mason Partners Managed Municipals Fund, Inc.         17

Class B conversion

After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners fund
Eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as a dividend)	On the date the shares originally acquired would have converted into Class A shares

Class 1 shares

Class 1 shares are offered to eligible Class 1 shareholders at the next determined net asset value plus a sales charge. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class 1 shares.

You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints.

Amount of investment	Sales Charge as a % of Offering price (%)	Sales Charge as a % of Net amount invested (%)	Broker/Dealer Commission as a % of Offering Price
Less than $100,000	4.75	4.99	4.25

$100,000 but less than $250,000	3.75	3.90	3.25

$250,000 but less than $500,000	3.00	3.09	2.50

$500,000 but less than $1,000,000	2.00	2.04	1.60

$1,000,000 but less than $2,500,000	1.00	1.01	0.75

$2,500,000 but less than $5,000,000	0.50	0.50	0.40

$5,000,000 or more	0.25	0.25	0.20

Class C shares (available through certain service agents)

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

LMIS will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and LMIS will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the 13th month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

18         Legg Mason Partners Funds

Class Y shares (available through certain service agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

Legg Mason Partners Managed Municipals Fund, Inc.         19

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI or visit the Legg Mason Partners funds’ website://www.LeggMason.com/InvestorServices and click on the name of the fund.

20         Legg Mason Partners Funds

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■  Class of shares being bought

■  Dollar amount or number of shares being bought

Your Service Agent may charge an annual account main-
tenance fee.

Through the fund

Investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■  Write the fund at the following address:

Legg Mason Partners Managed Municipals Fund, Inc.

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■  Enclose a check made payable to the fund to pay for the shares. For initial purchases, complete and send an account application.

■  For more information, please call Shareholder Services at
1-800-451-2010.

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■  Amounts transferred should be at least $25 monthly or
$50 quarterly

■  If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Legg Mason Partners Managed Municipals Fund, Inc.         21

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners funds. Be sure to read the prospectus of the Legg Mason Partners fund into which you are exchanging.  An exchange is a taxable transaction.

■  You may exchange shares only for shares of the same class of another Legg Mason Partners fund. Class 1 shares may also be exchanged for Class A shares of certain Legg Mason Partners funds. Not all Legg Mason Partners funds offer all classes.

■  Not all Legg Mason Partners funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■  Exchanges of Class A, Class B, Class C and Class 1 shares are subject to minimum investment requirements (except for systematic investment plan exchanges) and all shares are subject to the other requirements of the fund into which exchanges are made. Your shares will not be subject to an initial sales charge at the time of the exchange.

■  If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■  The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

22         Legg Mason Partners Funds

By telephone

If you do not have a brokerage account with a Service Agent you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the transfer agent at the address on the following page.

Legg Mason Partners Managed Municipals Fund, Inc.         23

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the applicable address:

For clients of a PFS Registered Representative, write to PFPC Inc. c/o Primerica Shareholder Services at the following address:

PFPC Inc.

c/o Primerica Shareholder Services

P.O. Box 9662
Providence, Rhode Island 02940-9662

For all other investors, send your request to PFPC Inc. at the following address:

Legg Mason Partners Managed Municipals Fund, Inc.

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■  The fund’s name and your account number

■  The class of shares and the dollar amount or number of shares to be redeemed

■  Signatures of each owner exactly as the account is registered

24         Legg Mason Partners Funds

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of PFS Registered Representatives, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■  Your shares must not be represented by certificates

■  All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

Legg Mason Partners Managed Municipals Fund, Inc.         25

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you

26         Legg Mason Partners Funds

choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption which may vary by class, or implement fees for small accounts.

The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact the Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities.

Because of the potential harm to the fund and its long term shareholders, the board of directors of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by

Legg Mason Partners Managed Municipals Fund, Inc.         27

the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the board of directors reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

28         Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund pays dividends each month from its net investment income. The fund generally makes distributions of capital gains, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Excluded from gross income if from interest on tax-exempt securities, otherwise ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long- term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

Some of the fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, the fund’s dividends and capital gains distributions generally will be subject to state and local income taxes.

The fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund’s ordinary income and will be ordinary income when it is paid to you. The fund’s investments in these and certain other debt obligations may cause the fund to recognize taxable income in excess of the cash received from such obligations. If this happens, the fund may be required to sell other investments in order to satisfy its distribution requirements.

Legg Mason Partners Managed Municipals Fund, Inc.         29

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the fund.

30         Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The board of directors has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the board of directors. The board of directors has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the board. Because the fund invests in securities of issuers rated below investment grade — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the transfer agent before the transfer agent’s close of business.

Legg Mason Partners Managed Municipals Fund, Inc.         31

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years (or since inception if less than five years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a Class A share of capital stock outstanding throughout each year ended February 28, except where noted:

Class A Shares(1)	2006	2005		2004(2)	2003	2002
Net asset value, beginning of year	$15.57	$15.88		$15.47	$15.71	$15.52

Income (loss) from operations:
Net investment income	0.68	0.70		0.72	0.72	0.75
Net realized and unrealized gain (loss)	(0.19)	(0.31)		0.40	(0.22)	0.20

Total income from operations	0.49	0.39		1.12	0.50	0.95

Less distributions from:
Net investment income	(0.67)	(0.70)		(0.71)	(0.74)	(0.75)
Net realized gains	—	—		—	—	(0.01)

Total distributions	(0.67)	(0.70)		(0.71)	(0.74)	(0.76)

Net asset value, end of year	$15.39	$15.57		$15.88	$15.47	$15.71

Total return(3)	3.22%	2.56	%(4)	7.40%	3.21%	6.29%

Net assets, end of year (millions)	$1,904	$1,995		$2,011	$1,981	$2,070

Ratios to average net assets:
Gross expenses	0.71%	0.70%		0.68%	0.68%	0.68%
Net expenses	0.71 (5)	0.69	(5)	0.68	0.68	0.68
Net investment income	4.40	4.52		4.58	4.61	4.79

Portfolio turnover rate	4%	8%		23%	49%	84%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 2.49%.
(5)	The manager voluntarily waived a portion of its fees.

32         Legg Mason Partners Funds

For a Class B share of capital stock outstanding throughout each year ended February 28, except where noted:

Class B Shares(1)	2006	2005		2004(2)	2003	2002
Net asset value, beginning of year	$15.58	$15.89		$15.48	$15.72	$15.53

Income (loss) from operations:
Net investment income	0.60	0.62		0.63	0.64	0.66
Net realized and unrealized gain (loss)	(0.18)	(0.31)		0.41	(0.23)	0.21

Total income from operations	0.42	0.31		1.04	0.41	0.87

Less distributions from:
Net investment income	(0.59)	(0.62)		(0.63)	(0.65)	(0.67)
Net realized gains	—	—		—	—	(0.01)

Total distributions	(0.59)	(0.62)		(0.63)	(0.65)	(0.68)

Net asset value, end of year	$15.41	$15.58		$15.89	$15.48	$15.72

Total return(3)	2.74%	2.01	%(4)	6.83%	2.66%	5.72%

Net assets, end of year (millions)	$234	$339		$479	$592	$685

Ratios to average net assets:
Gross expenses	1.23%	1.22%		1.20%	1.19%	1.20%
Net expenses	1.23 (5)	1.21	(5)	1.20	1.19	1.20
Net investment income	3.87	4.00		4.06	4.09	4.25

Portfolio turnover rate	4%	8%		23%	49%	84%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 1.95%.
(5)	The manager voluntarily waived a portion of its fees.

Legg Mason Partners Managed Municipals Fund, Inc.         33

For a Class C share of capital stock outstanding throughout each year ended February 28, except where noted:

Class C Shares(1)	2006	2005		2004(2)	2003	2002
Net asset value, beginning of year	$15.57	$15.88		$15.47	$15.71	$15.52

Income (loss) from operations:
Net investment income	0.59	0.62		0.63	0.63	0.66
Net realized and unrealized gain (loss)	(0.18)	(0.32)		0.40	(0.22)	0.20

Total income from operations	0.41	0.30		1.03	0.41	0.86

Less distributions from:
Net investment income	(0.58)	(0.61)		(0.62)	(0.65)	(0.66)
Net realized gains	—	—		—	—	(0.01)

Total distributions	(0.58)	(0.61)		(0.62)	(0.65)	(0.67)

Net asset value, end of year	$15.40	$15.57		$15.88	$15.47	$15.71

Total return(3)	2.72%	1.97	%(4)	6.80%	2.62%	5.68%

Net assets, end of year (millions)	$164	$182		$196	$189	$184

Ratios to average net assets:
Gross expenses	1.26%	1.25%		1.24%	1.24%	1.24%
Net expenses	1.26 (5)	1.24	(5)	1.24	1.24	1.24
Net investment income	3.85	3.97		4.02	4.05	4.22

Portfolio turnover rate	4%	8%		23%	49%	84%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 1.90%.
(5)	The manager voluntarily waived a portion of its fees.

34         Legg Mason Partners Funds

For a Class Y share of capital stock outstanding throughout each year ended February 28, except where noted:

Class Y Shares(1)	2006	2005		2004(2)	2003	2002
Net asset value, beginning of year	$15.59	$15.90		$15.48	$15.73	$15.54

Income (loss) from operations:
Net investment income	0.71	0.72		0.75	0.74	0.77
Net realized and unrealized gain (loss)	(0.19)	(0.30)		0.41	(0.23)	0.21

Total income from operations	0.52	0.42		1.16	0.51	0.98

Less distributions from:
Net investment income	(0.70)	(0.73)		(0.74)	(0.76)	(0.78)
Net realized gains	—	—		—	—	(0.01)

Total distributions	(0.70)	(0.73)		(0.74)	(0.76)	(0.79)

Net asset value, end of year	$15.41	$15.59		$15.90	$15.48	$15.73

Total return(3)	3.40%	2.74	%(4)	7.66%	3.32%	6.47%

Net assets, end of year (millions)	$95	$21		$36	$36	$33

Ratios to average net assets:
Gross expenses	0.55%	0.51%		0.50%	0.50%	0.50%
Net expenses	0.54 (5)	0.50	(5)	0.50	0.50	0.50
Net investment income	4.62	4.70		4.76	4.78	4.92

Portfolio turnover rate	4%	8%		23%	49%	84%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 2.67%.
(5)	The manager voluntarily waived a portion of its fees.

Legg Mason Partners Managed Municipals Fund, Inc.         35

For a Class 1 share of capital stock outstanding throughout the year ended February 28, except where noted:

Class 1 Shares(1)	2006	2005		2004(2)	2003	2002
Net asset value, beginning of year	$15.52	$15.83		$15.42	$15.68	$15.52

Income (loss) from operations:
Net investment income	0.67	0.69		0.71	0.71	0.73
Net realized and unrealized gain (loss)	(0.19)	(0.31)		0.40	(0.23)	0.20

Total income from operations	0.48	0.38		1.11	0.48	0.93

Less distributions from:
Net investment income	(0.66)	(0.69)		(0.70)	(0.74)	(0.76)
Net realized gains	—	—		—	—	(0.01)

Total distributions	(0.66)	(0.69)		(0.70)	(0.74)	(0.77)

Net asset value, end of year	$15.34	$15.52		$15.83	$15.42	$15.68

Total return(3)	3.17%	2.52	%(4)	7.38%	3.11%	6.17%

Net assets, end of year (millions)	$47	$52		$57	$59	$62

Ratios to average net assets:
Gross expenses	0.74%	0.75%		0.71%	0.74%	0.78%
Net expenses	0.74 (5)	0.74	(5)	0.71	0.74	0.78
Net investment income	4.37	4.47		4.55	4.55	4.69

Portfolio turnover rate	4%	8%		23%	49%	84%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 2.45%.
(5)	The manager voluntarily waived a portion of its fees.

36         Legg Mason Partners Funds

You may visit the fund’s web site at www.leggmason.com/investorservices for a free copy of the Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

(Investment Company Act

file no. 811-03097)

FD0261 6/06

Legg Mason Partners Managed Municipals Fund, Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Shareholder Services at 1-800-451-2010 (or for clients of a PFS Registered Representative, Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Legg Mason Partners Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

June 28, 2006

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND, INC.

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the prospectus of Legg Mason Partners Managed Municipals Fund, Inc. (the “fund”) dated June 28, 2006, as amended or supplemented from time to time (the “prospectus”), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund’s investments is available in the fund’s annual report to shareholders which is incorporated herein by reference. The prospectus and copies of the report may be obtained free of charge by contacting a Smith Barney Financial Advisor, a registered representative of PFS Investments, Inc., (“PFS”), a broker/dealer, financial intermediary, financial institution or a distributor’s financial consultants (each called a “Service Agent”) or by writing or calling the fund at the address or telephone number above.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses the fund’s investment objective and the policies it employs to achieve its objective. The following discussion supplements the description of the fund’s investment objective and management policies in the prospectus. For purposes of this SAI, intermediate- and long-term debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, or multistate agencies or authorities, are collectively referred to as “Municipal Bonds.” Smith Barney Fund Management LLC (“SBFM” or “Manager”) serves as investment manager to the fund.

As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes), in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes. This policy may not change without shareholder approval. The fund considers any investments in municipal obligations that pay interest subject to the federal alternative minimum tax (“AMT”) as part of the 80% of the fund’s assets that must be invested in municipal securities. For temporary defensive purposes, the fund may invest without limit in “Temporary Investments” as described below.

Diversified Classification

The fund is classified as a diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). In order to be classified as a diversified investment company under the 1940 Act, the fund may not, with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) or own more than 10% of the outstanding voting securities of any one issuer. For the purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Bonds depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity.

Use of Ratings as Investment Criteria

In general, the ratings of Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”) and other nationally recognized statistical ratings organizations (“NRSROs”) represent the opinions of those agencies as to the quality of the Municipal Bonds and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities.

These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. To the extent the fund invests in lower-rated and comparable unrated securities, the fund’s achievement of its investment objective may be more dependent on the manager’s credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. Appendix A contains further information concerning the ratings of Moody’s and S&P and their significance.

Subsequent to its purchase by the fund, an issue of Municipal Bonds may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the fund. Neither event will require the sale of such Municipal Bonds by the fund, but the manager will consider such event in its determination of whether the fund should continue to hold such Municipal Bonds. In addition, to the extent the ratings change as a result of changes in such organizations, in their rating systems or because of a corporate restructuring of Moody’s, S&P or any other NRSRO, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

The fund generally will invest at least 80% of its total assets in investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody’s or BBB, SP-2 or A-1 by S&P, or have the equivalent rating by any NRSRO or in unrated obligations of comparable quality. Unrated obligations will be considered to be of investment grade if deemed by the manager to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody’s or BBB or better by S&P. The balance of the fund’s assets may be invested in securities rated as low as C by Moody’s or D by S&P or have the equivalent rating by any NRSRO, or deemed by the manager to be comparable unrated securities, which are sometimes referred to as “junk bonds.” Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments. It should be emphasized that ratings are relative and subjective and are not absolute standards of quality.

Although these ratings are initial criteria for selection of portfolio investments, the fund also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends. The value of debt securities varies inversely to changes in the direction of interest rates. When interest rates rise, the value of debt securities generally falls, and when interest rates fall, the value of debt securities generally rises.

Low and Comparable Unrated Securities.    While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss because of default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

While the market for municipal securities is considered to be generally adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the fund’s ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets. Any such recession, however, would likely disrupt severely the market for such securities and adversely affect the value of the securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the fund.

Municipal Bonds.    Municipal Bonds generally are understood to include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer.

The yield on Municipal Bonds is dependent on a variety of factors, including general economic and monetary conditions, general money market factors, general conditions of the Municipal Bond market, the financial condition of the issuer, the size of a particular offering, maturity of the obligation offered and the rating of the issue.

Municipal Bonds also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their Municipal Bonds may be materially and adversely affected.

Municipal Leases.    The fund may invest without limit in “municipal leases,” which are obligations issued by state and local governments or authorities to finance the acquisition of equipment or facilities. The interest on such obligations is, in the opinion of counsel to the issuers, excluded from gross income for federal income tax purposes. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although “non-appropriation” lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the fund’s assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services rather than those covered by the lease obligation.

The fund may invest without limit in debt obligations which are repayable out of revenue streams generated from economically-related projects or facilities or debt obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties.

Private Activity Bonds.    The fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate AMT. Individual and corporate shareholders may be subject to a federal AMT to the extent the fund’s dividends are derived from interest on those bonds. Dividends derived from interest income on municipal securities are a component of the “adjusted current earnings” adjustment item for purposes of the federal corporate AMT.

Zero Coupon Bonds.    The fund may also invest in zero coupon bonds. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity on a specified cash payment date when the securities begin paying current interest (the “cash payment date”) and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon bonds. Such zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

When-Issued Securities.    The fund may purchase Municipal Bonds on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the fund will purchase Municipal Bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Municipal Bonds are subject to changes in value based upon the public’s perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, Municipal Bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing Municipal Bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of the fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established on the fund’s books. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund’s net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund’s payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income tax.

When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered advantageous.

Repurchase Agreements.    The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities (defined below) that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund’s manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the “SEC”), the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government Securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Temporary Investments.    Under normal market conditions, the fund may hold up to 20% of its net assets in cash or money market instruments, including taxable money market instruments. When the fund is maintaining a defensive position, the fund may invest in short-term investments (“Temporary Investments”) consisting of: (a) tax-exempt securities in the form of notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody’s, S&P or the equivalent rating from an NRSRO or, if not rated, having an issue of outstanding Municipal Bonds rated within the three highest grades by Moody’s, S&P or the equivalent rating from an NRSRO; and (b) the following taxable securities: obligations of the United States government, its agencies or instrumentalities (“U.S. Government Securities”), repurchase agreements, other debt securities rated within the three highest grades by Moody’s, S&P or the equivalent rating from an NRSRO, commercial paper rated in the highest grade by any of such rating services, and certificates of deposit of domestic banks with assets of $1 billion or more. The fund may invest in Temporary Investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the fund’s net assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy. The fund intends, however, to purchase tax-exempt Temporary Investments pending the investment of the proceeds of the sale of portfolio securities or shares of the fund’s common stock, or in order to have highly liquid securities available to meet anticipated redemptions. For the fiscal year ended February 28, 2006, the fund did not invest in taxable Temporary Investments.

Financial Futures and Options Transactions.    The Commodity Futures Trading Commission (“CFTC”) eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund however, continues to have policies with respect to futures and options thereon as set forth below. To hedge against a decline in the value of Municipal Bonds it owns or an increase in the price of Municipal Bonds it proposes to purchase, the fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a domestic exchange or board of trade. The futures contracts or options on futures contracts that may be entered into by the fund will be restricted to those that are either based on an index of Municipal Bonds or relate to debt securities the prices of which are anticipated by the manager to correlate with the prices of the Municipal Bonds owned or to be purchased by the fund.

In entering into a financial futures contract, the fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as “initial margin,” is subject to change by the exchange or board of trade may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as “marking-to-market,” subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option in the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of the fund.

Although the fund intends to enter into financial futures contracts and options on financial futures contracts that are traded on a domestic exchange or board of trade only if an active market exists for those instruments, no assurance can be given that an active market will exist for them at any particular time. If closing a futures position in anticipation of adverse price movements is not possible, the fund would be required to make daily cash payments of variation margin. In those circumstances, an increase in the value of the portion of the fund’s investments being hedged, if any, may offset partially or completely losses on the futures contract. No assurance can be given, however, that the price of the securities being hedged will correlate with the price movements in a futures contract and, thus, provide an offset to losses on the futures contract or option on the futures contract. In addition, in light of the risk of an imperfect correlation between securities held by the fund that are the subject of a hedging transaction and the futures or options used as a hedging device, the hedge may not be fully effective because, for example, losses on the securities held by the fund may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the securities held by the fund that were the subject of the hedge. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the fund may enter into financial futures contracts or options on financial futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. This “over hedging” or “under hedging” may adversely affect the fund’s net investment results if market movements are not as anticipated when the hedge is established.

If the fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities it holds and rates decrease instead, the fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures or options positions. In addition, in those situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements on the futures contracts at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

Other Investments.    The fund shall not invest more than 10% of its assets in securities, excluding those subject to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “1933 Act”), that are determined to be illiquid by the manager. (An investment in Rule 144A Securities will be considered illiquid and therefore subject to the fund’s limit on the purchase of illiquid securities unless the board or its delegates determines that the Rule 144A Securities are liquid.) Also, the fund may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments, which are not readily marketable. The fund also is authorized to borrow an amount of up to 10% of its total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) in order to meet anticipated redemptions and to pledge its assets to the same extent in connection with the borrowings.

Disclosure of Portfolio Holdings

The fund has adopted policies and procedures developed by Citigroup Asset Management (“CAM”)(1) with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of SBFM, the fund’s distributors or their affiliates be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. The fund believes that this passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.

Under the policy, the fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third-parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. The fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. The fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

(1)	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, SBFM and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and SBFM became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. The fund’s sector weightings, performance attribution (e.g. analysis of the fund’s outperformance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. The fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to directors who are not “interested persons” (as defined in the 1940 Act) of the fund or the manager (“independent directors”), and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the fund’s board of directors (the “Board”).

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the fund’s Board at its next regularly scheduled meeting.

Currently, the fund discloses its complete portfolio holdings approximately 25 days after calendar quarter end on its website, www.leggmason.com/InvestorServices.

Set forth below is a list, as of April 26, 2006, of those parties with whom CAM, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the delay, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, NRSROs, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 days after quarter end
Lipper	Quarterly	25 days after quarter end
S&P	Quarterly	25 days after quarter end
Morningstar	Quarterly	25 days after quarter end
Vestek	Daily	None
Factset	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 day
Callan	Quarterly	25 days after quarter end
Mercer	Quarterly	25 days after quarter end
eVestment Alliance	Quarterly	25 days after quarter end
CRA RogersCasey	Quarterly	25 days after quarter end
Cambridge Associates	Quarterly	25 days after quarter end
Marco Consulting	Quarterly	25 days after quarter end
Wilshire	Quarterly	25 days after quarter end
Informa Investment
Services (Efron)	Quarterly	25 days after quarter end
CheckFree (Mobius)	Quarterly	25 days after quarter end
Nelsons Information	Quarterly	25 days after quarter end
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent 1-3 business days following the end of a quarter
Elkins/McSherry	Quarterly (calendar)	Sent the first business day following the end of a quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 business days following month end
Fitch	Monthly	Sent 6-8 business days following month end
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after quarter end
Evaluation Associates	Quarterly	25 days after quarter end
Watson Wyatt	Quarterly	25 days after quarter end
Moody’s	Weekly Tuesday Night	1 business day
S&P	Weekly Tuesday Night	1 business day
The Bank of New York	Daily	None

With respect to each such arrangement, the fund has a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of the fund.

INVESTMENT RESTRICTIONS

The fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 8 cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% of the fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy or (b) more than 50% of the fund’s outstanding shares. The Board may change the remaining restrictions at any time. The fund may not:

1.  Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3.  Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. Government Securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4.  Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

5.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.  Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

7.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

8.  Under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes.

The fund considers any investments in municipal obligations that pay interest subject to the AMT as part of the 80% of the fund’s assets to be invested in municipal securities.

9.  Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

10.  Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

11.  Invest more than 5% of the value of its total assets in the securities of issuers having a record, including predecessors, of less than three years of continuous operation, except U.S. Government Securities. (For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general guarantors and originators of underlying assets.)

12.  Invest in companies for the purpose of exercising control.

13.  Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except for the purchase, to the extent permitted by Section 12 of the 1940 Act, of shares of registered unit investment trusts whose assets consist substantially of Municipal Bonds.

14.  Purchase or sell oil and gas interests.

15.  Engage in the purchase and sale of put, call, straddle or spread options or in writing of such options, except that the fund may purchase and sell options on interest rate futures contracts.

Certain restrictions listed above permit the fund to engage in investment practices the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in those practices would require Board approval and appropriate notice to shareholders. If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the fund’s assets will not constitute a violation of such restriction.

For the purposes of Investment Restriction 3, private activity bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.”

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL BONDS

Alternative Minimum Tax

Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are “specified private activity bonds,” and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in “adjusted current earnings” of corporations for AMT purposes. Private activity bonds described in clause (1) of the preceding sentence (“AMT-Subject bonds”), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of, and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which fund assets may be invested.

Municipal Market Volatility.    Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes.    Municipal securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Issuer-Specific Changes.    Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. These types of changes also can affect entities providing credit support or a maturity-shortening structure. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (the “IRS”) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

Municipal Market Disruption Risk.    The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected and the Directors would reevaluate the fund’s investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds.    General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”).    IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds.    The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds.    Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds.    The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates, which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The manager cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds.    Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds.    The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors, of which an investor should be aware, are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds.    Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt services on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds.    Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds.    Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds.    If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds.    Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds.    Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The manager cannot predict what effect conditions may have on revenues, which are dependent for payment on these bonds.

Special Tax Bonds.    Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds.    Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds.    Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under the turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds.    Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds.    Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds.    Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of February 28, 2006.

Other Accounts Managed by Portfolio Manager

The table below identifies, for the portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joseph Deane	24 Registered investment companies with $20.26 billion in total assets under management	1 Other pooled investment vehicle with $0.05 billion in total assets under management	50 Other accounts with $0.72 billion in total assets under management

David Fare	20 Registered investment companies with $7.61 billion in total assets under management	1 Other pooled investment vehicle with $0.05 billion in total assets under management	50 Other accounts with $0.72 billion in total assets under management

Portfolio Manager Compensation.

Western Asset Management Company’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the funds portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all the portfolio manager listed in the table above.

The Manager and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Manager and the individuals that it employs. For example, the Manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Manager and the fund will be able to delete and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”)), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the Manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The Manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership.

The table below identifies ownership of fund securities by the portfolio managers.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
Joseph Deane	None

David T. Fare	None

PORTFOLIO TRANSACTIONS

Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. For the 2004, 2005 and 2006 fiscal years, the fund has paid no brokerage commissions.

Effective December 1, 2005, Citigroup Global Markets Inc. (“CGMI”) is no longer an affiliated person of the fund under the 1940 Act. As a result, the fund is permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal). Similarly, the fund is permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the SEC. The Manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the fund will be governed by the fund’s policy of seeking the best overall terms available.

Allocation of transactions, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of its use of such supplemental information. Such information may be useful to the manager in serving both the fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

While investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

As of February 28, 2006, this fund did not hold securities of its regular broker/dealers or of their parents that derive more than 15% of gross revenues from securities related activities.

PORTFOLIO TURNOVER

The fund’s portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) generally is not expected to exceed 100%, but the portfolio turnover rate will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. For the 2005 and 2006 fiscal years, the fund’s portfolio turnover rates were 8% and 4%, respectively.

DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

The Board of Directors in accordance with the laws of the State of Maryland manages the business and affairs of the fund. The board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board. Under the fund’s charter, the board may classify or reclassify any unissued shares of the fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the fund.

The directors, including each independent director and executive officers of the fund, together with information as to their principal business occupations during the past five years, are shown below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INDEPENDENT DIRECTORS
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Director	Since 1988	Professor—Harvard Business School	46	None

Burt N. Dorsett The Stratford #702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Director	Since 1994	President—Dorsett McCabe Capital Management, Inc. (1986-2004); Chief Investment Officer—Leeb Capital Management, Inc. (1999-2003)	24	None

Elliot S. Jaffe The Dress Barn Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Director	Since 1994	Chairman of The Dress Barn, Inc.	24	The Dress Barn, Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue, 47th Fl New York, NY 10172 Birth Year: 1932	Director	Since 1981	Attorney	36	Trustee, Consulting Group Capital Markets Funds

Cornelius C. Rose, Jr. P.O. Box 5388 West Lebanon, NH 03784 Birth Year: 1932	Director	Since 1994	Chief Executive Officer—Performance Learning Systems	24	None

INTERESTED DIRECTOR
R. Jay Gerken** 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co., LLC or its predecessors (“Legg Mason”); President and Chief Executive Officer of SBFM; Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with SBFM or its affiliates; formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisor, Inc.; formerly, Chairman of SBFM and CFM; formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001)	169	Trustee, Consulting Group Capital Markets Funds

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
OFFICERS
Andrew B. Shoup 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President, Chief Administrative Officer	Since 2003	Director of Legg Mason; Chief Administrative Officer of mutual funds associated with (the Manager) or its affiliates; Head of International Funds Administration of CAM (from 2001 to 2003)	N/A	N/A

Kaprel Ozsolak 125 Broad Street New York, NY 10004 Birth Year: 1965	Treasurer and Chief Financial Officer	Since 2002	Director of Legg Mason; Treasurer and Chief Financial Officer of certain mutual funds associated with (the Manager) or its affiliates.	N/A	N/A

Steven Frank 125 Broad Street New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason; Controller of certain mutual funds associated with (the Manager) or its affiliates	N/A	N/A

Joseph Deane 399 Park Avenue New York, NY 10022 Birth Year: 1947	Vice President and Investment Officer	Since 1989	Managing Director of Western Asset Management; Investment Officer of SBFM	N/A	N/A

David T. Fare 399 Park Avenue New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 2004	Director of Western Asset Management or its predecessors; Investment Officer of SBFM	N/A	N/A

Ted P. Becker 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason, (2005-Present); Chief Compliance Officer with certain mutual funds associated with SBFM or its affiliates (since 2006); Managing Director of Compliance at CAM (2002-2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup	N/A	N/A

John Chiota 100 First Stamford Place, 5th Fl Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with SBFM or its affiliates (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Robert I. Frenkel 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason; Secretary and Chief Legal Officer of mutual funds associated with SBFM or its affiliates; formerly Secretary of CFM	N/A	N/A

*	Directors and officers serve until their successors are elected and qualified.
**	Mr. Gerken is an interested director because Mr. Gerken is an officer of SBFM and its affiliates.

The following table shows the compensation paid by the fund and other Legg Mason Partners funds to each director during the fiscal year ended February 28, 2006. None of the officers of or interested directors the fund received any compensation from the fund for such period. The fund does not pay retirement benefits to its directors and officers.

Name of Person	Aggregate Compensation From Fund†	Compensation from Company and Fund Complex Paid to Directors	Number of Portfolios for Which Director Serves Within Fund Complex
Independent Directors
Dwight B. Crane(1)(2)	$11,041	$238,875	46
Burt N. Dorsett(1)†	$7,883	$70,100	24
Elliot S. Jaffe(1)	$8,147	$72,200	24
Stephen E. Kaufman(1)	$8,668	$153,600	36
Cornelius C. Rose, Jr.(1)	$9,406	$70,700	24
Interested Director
R. Jay Gerken	N/A	N/A	169

(1)	Designates an independent director and a member of the Audit Committee.
(2)	Designates the lead director.
†	Pursuant to a deferred compensation plan, Burt N. Dorsett has elected to defer payment of the following amount of his compensation from the fund: $1,551

No employee of CAM or any of its affiliates receives any compensation from the fund for acting as a director or officer of the fund. Each independent director receives an annual retainer of $50,000 for services as director. Mr. Crane receives an additional annual fee of $10,000 for his services as lead director. In addition, each independent director receives fees of $5,500 for each in-person and $100 for each telephonic meeting of the Board attended by the director. The annual retainer and meeting fees are allocated among the funds for which each independent director serves on the basis of their average net assets. In addition, each independent director is reimbursed for expenses incurred in connection with attendance at Board meetings. For the calendar year ended February 28, 2006, such expenses totaled $36,916.

The fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows independent directors to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the independent directors. The deferred fees earn a return based on notional investments selected by the independent directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the fund’s annual statement of operations under directors’ fees. Under the Plan, deferred fees are considered a general obligation of the fund and any payments made pursuant to the Plan will be made from the fund’s general assets. As of February 28, 2006, the fund accrued $22,933 as deferred compensation.

At the end of the year in which they attain age 80, directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors emeritus may attend meetings but have no voting rights. During the fund’s last fiscal year, aggregate compensation paid to directors emeritus was $8,269.

As of June 9, 2006, the directors and officers of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

For the calendar year ended year ended December 31, 2005, the directors beneficially owned equity securities of the fund and all registered investment companies overseen by the directors within the dollar ranges presented in the table below:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Dwight B. Crane	None	Over $100,000
Burt N. Dorsett	None	None
Elliot S. Jaffe	None	None
Stephen E. Kaufman	None	None
Cornelius C. Rose, Jr.	None	Over $100,000
Interested Director
R. Jay Gerken	None	Over $100,000

As of June 9, 2006, none of the independent directors, or his immediate family members, owned beneficially or of record any securities in the manager or distributors of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or distributors of the fund.

To the best knowledge of the directors, as of June 9, 2006, the following shareholders or “groups” (as such term is defined in Section 13(d) of the 1934 Act, as amended) owned beneficially or of record more than 5% of the shares of the following classes:

Shareholder	Class	% of Shares Held
PFPC Brokerage Services* FBO Primerica Financial Services 760 Moore Road King of Prussia, PA 19406	1	100%

PFPC Brokerage Services* FBO Primerica Financial Services 760 Moore Road King of Prussia, PA 19406	A	7.0718%

PFPC Brokerage Services* FBO Primerica Financial Services 760 Moore Road King of Prussia, PA 19406	B	11.3987%

Tim Blixseth 71534 Sahara Rd Rancho Mirage, CA 92270-4340	Y	85.8804%

Shareholder	Class	% of Shares Held

Mr. David J Heerensperger 96 Cascade Key Bellevue, WA 98006-1030	Y	5.1614%

Barry Baker TTEE FBO Baker General Trust U/A/D 04/07/93 8520 Bayland Drive Las Vegas, NV 89134-8641	Y	5.1136%

Yellowstone Mountain Club, LLC Tim Blixseth 71534 Sahara Road Rancho Mirage, CA 92270-4340	Y	3.8645%

*	The fund believes that this entity is not the beneficial owner of shares held of record by them.

The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent directors of the fund, namely Messrs. Crane, Dorsett, Jaffe, Kaufman, and Rose.

In accordance with its written charter adopted by the board, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. The Audit Committee oversees the scope of the fund’s audits, the fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the independent director of the fund for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. The Audit Committee met three times during the fund’s most recent fiscal year.

The Nominating Committee is charged with the duty of making all nominations for independent directors to the board. The Nominating Committee will consider nominees recommended by the fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund’s Secretary. The Nominating Committee did not meet during the fund’s most recent fiscal year.

The fund also has a Pricing Committee composed of the Chairman of the Board and one independent director, who are charged with determining the fair value prices of securities when required. The Pricing Committee met once during the fund’s most recent fiscal year.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager—SBFM (Manager)

SBFM serves as investment manager to the fund pursuant to an investment management agreement (the “Investment Management Agreement”) with the fund that was approved by the board, including a majority of the independent directors, on August 1, 2005 and by the fund’s shareholders on November 15, 2005. The Investment Management Agreement became effective on December 1, 2005 as a result of the sale of substantially all of Citigroup asset management business to Legg Mason. The manager is an indirect wholly-owned subsidiary of Legg Mason. Prior to December 1, 2005, the manager was an indirect wholly-owned subsidiary of Citigroup.

Under the Investment Management Agreement, subject to the supervision and direction of the board, the Manager manages the fund’s portfolio in accordance with the fund’s stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities. The Manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment management services to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 2005 of approximately $113 billion. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850 billion.

The Investment Management Agreement has an initial term of two years and continue in effect for year to year thereafter provided such continuance is specifically approved at least annually (a) by the board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the independent directors with such independent directors casting votes in person at a meeting called for such purpose. The fund or the manager may terminate the Investment Management Agreement on 60 days’ written notice without penalty. The Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Effective December 1, 2005, for its services under the Investment Management Agreement, SBFM receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate
First $500 million	0.55%
Next $1 billion	0.50%
Over $1.5 billion	0.45%

Prior to December 1, 2005, SBFM served as investment advisor and administrator to the fund pursuant to separate investment advisory and administration agreements and received separate investment advisory and administrative fees.

Prior to December 1, 2005, as compensation for investment advisory services, the fund paid the manager a fee computed daily and payable monthly at 0.35% of the value of the fund’s average daily net assets up to $500 million; 0.32% on the next $1.0 billion and 0.29% of the fund’s average daily net assets in excess of $ 1.5 billion.

For the periods below, the fund paid investment advisory fees to the manager as follows:

For the Fiscal Year Ended February 28:
2004*	2005	2006
$8,669,115	$8,263,318	$8,863,856

*	For the fiscal year ended February 29, 2004

For the fiscal years ended February 28, 2005 and February 28, 2006, the manager waived advisory fees owed by the fund in the amount of $254,653 and $53,031, respectively.

Prior to December 1, 2005, as compensation for administrative services rendered to the fund, the manager received a fee computed daily and payable monthly at the following annual rates of average daily net assets: 0.20% up to $500 million; 0.18% of the next $1.0 billion, and 0.16% in excess of $1.5 billion.

For the Fiscal Year Ended February 28:
2004*	2005	2006
$4,851,925	$4,628,038	$3,312,237

*	For the fiscal year ended February 29, 2004

Expenses

In addition to amounts payable under the Investment Management Agreement and the Distribution Plan, the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of independent directors, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The fund’s prospectus contains more information about the expenses of the fund.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, serves as counsel to the independent directors.

Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154 has been selected to audit and report on the fund’s financial statements for the fiscal year ending February 28, 2007.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the fund’s securities lending agent and receives a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “ transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, fsb served as the fund’s transfer agent.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the fund, the manager and affiliated distributors have adopted a Code of Ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. Copies of the fund’s, the manager’s and the affiliated distributors’ Codes of Ethics are available on the SEC’s website at http://www.sec.gov.

Proxy Voting Guidelines & Procedures

Although individual directors may not agree with particular policies or votes by the manager, the board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is a summary of the guidelines and procedures that the manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the manager uses when a vote presents a conflict between the interests of the fund’s shareholders, on the one hand, and those of the manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented.

Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the manager would vote the proxy in accordance with the principals set forth in the its proxy voting policies and procedure, including the procedures used when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of the fund, the manager, on the other.

Information on how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the fund’s former name, Smith Barney Managed Municipals Fund Inc.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202; CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013; and PFS, located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001, serve as the fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by the fund’s board and by a majority of the independent directors, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI and PFS Distributors, Inc. (“PFS Distributors”), the predecessor in interest to PFS, served as the fund’s distributors. LMIS, CGMI and PFS may be deemed to be underwriters for purposes of the 1933 Act. From time to time, LMIS, CGMI or PFS or their affiliates may also pay for certain non-cash sales incentives provided to PFS Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described below, PFS may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFS Registered Representatives that sell shares of the fund.

Initial Sales Charges

The aggregate dollar amount of commissions on Class A, Class C and Class 1 shares received by the distributors were as follows:

Class A Shares

For the fiscal year ended February 28:

	CGMI	LMIS		PFS
2006	$329,569	$0	*	$1,090,764
2005	$1,258,000	N/A		$1,453,000
2004**	$1,322,000	N/A		$1,098,000

*	For the fiscal period, December 1 through February 28, 2006
**	For fiscal year ended February 29, 2004.

Class C Shares†

For the fiscal year ended February 28:

	CGMI	LMIS
2006	$0	$0	*
2005	$0	N/A
2004**	$232,000	N/A

Class 1 Shares

For the fiscal years ended February 28:

	CGMI	LMIS		PFS
2006	$0	$0	*	$49,827
2005	$(1)	N/A		(1)
2004**	$7,000	N/A		$61,000

(1)	CGMI and PFS received sales charges of approximately $69,000.

Deferred Sales Charge

Class A Shares

For the fiscal years ended February 28:

	CGMI	LMIS		PFS
2006	$3,708	$0	*	$0
2005	34,000	N/A		$0
2004**	5,000	N/A

**	For fiscal year ended February 29, 2004.

Class B Shares

For the fiscal years ended February 28:

	CGMI	LMIS		PFS
2006	$146,842	$0	*	$85,654
2005	396,000	N/A		$88,000
2004**	447,000	N/A		$133,000

Class C Shares

For the fiscal year ended February 28:

	CGMI	LMIS
2006	$6,375	$0	*
2005	19,000	N/A
2004**	20,000	N/A

*	For fiscal period ended December 1, 2005 through February 28, 2006.
**	For fiscal year ended February 29, 2004.

Services and Distribution Plan

The fund has adopted an amended shareholder services and distribution plan (the “Distribution Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares. The only Classes of shares offered for sale through PFS are Class A shares and Class B shares. Under the Distribution Plan, the fund pays service and distribution fees to each of LMIS, CGMI and PFS for the services they provide and expenses they bear with respect to the distribution of Class A, Class B and Class C shares and providing services to Class A, Class B and Class C shareholders. The co-distributors will provide the fund’s Board with periodic reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.15% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class B and Class C shares. In addition, the fund pays distribution fees with respect to the Class B and Class C shares at the annual rate of 0.50% and 0.55%, respectively of the fund’s average daily net assets.

Prior to December 1, 2005, the fund paid service and distribution fees directly to CGMI and PFS Distributors under separate Distribution Plans with respect to shares sold through CGMI and PFS Distributors.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the independent directors who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Distribution Plan also must be approved by the directors, including a majority of the independent directors in the manner described above. The Distribution Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the independent directors or, with respect to the fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act).

Service Fees and Distribution Fees

The following service and distribution fees were incurred pursuant to a distribution plan during the fiscal years indicated:

Class A Shares

For the fiscal year ended February 28:
2006	$2,926,891
2005	$2,970,045
2004*	$2,946,413

Class B Shares

For the fiscal year ended February 28:
2006	$1,844,062
2005	$2,583,316
2004*	$3,482,440

Class C Shares

For the fiscal year ended February 28:
2006	$1,211,961
2005	$1,299,524
2004*	$1,320,729
*	For the fiscal year ended February 29

Each of PFS and CGMI will pay for the printing, at printer’s overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGMI are distribution expenses within the meaning of the Plan and may be paid from amounts received by CGMI from the fund under the Plan.

For the fiscal year ended February 28, 2006, CGMI and/or PFS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Smith Barney Financial Advisors or PFS Registered Representatives and for accruals for interest on the excess of CGMI and/or PFS expenses incurred in the distribution of the fund’s shares over the sum of the distribution fees and deferred sales charge received by CGMI and/or PFS are expressed in the following table:

For the period from December 1, 2006 through February 28, 2006, LMIS incurred the following distribution expenses for the fund. Distribution expenses included compensation of Service Agents, printing costs of prospectuses and marketing materials.

Fund	Marketing & Advertising	Printing of Prospectuses	Third Party	Service Agents	Total
A	$0	$0	$33,856	$0	$33,856
B	$3,273	$186	$5,416	$233,121	$241,996
C	$5,756	$354	$8,162	$21,219	$35,491

For the fiscal year ended February 28, 2006, CGMI incurred the following distribution expenses for the Funds. Distribution expenses included compensation of Financial Advisors, printing costs of prospectuses and marketing materials.

Fund	Marketing & Advertising	Printing of Prospectuses	Third Party	Financial Advisors	Total
A	$0	$0	$95,992	$953,486	$2,248,737
B	$22,926	$558	$16,529	$980,422	$1,204,251
C	$43,671	$1,062	$39,871	$507,333	$1,091,434

For the fiscal year ended February 28, 2006, PFS incurred the following distribution expenses for the fund. Distribution expenses included compensation of Registered Representatives, printing costs of prospectuses and marketing materials.

Fund	Marketing & Advertising	Printing of Prospectuses	Third Party	Registered Representatives	Total
A	$0	$0	$172,597	$114,768	$287,365
B	$6,782	$1,681	$22,800	$111,421	$142,683

PURCHASE OF SHARES

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares.    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

Amount of Investment	Sales Charge as a % of Transaction	Sales Charge as a % of Amount Invested	Dealers’ Reallowance as % of Offering Price
Less than $25,000	4.00%	4.17%	up to 4.00%
$25,000 but less than $50,000	3.50	3.63	up to 3.50
$50,000 but less than $100,000	3.00	3.09	up to 3.00
$100,000 but less than $250,000	2.50	2.56	up to 2.50
$250,000 but less than $500,000	1.50	1.52	up to 1.50
$500,000 or more	0.00	0.00	up to 1.00	*

*	A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more. In such case, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive this commission, the Service Agent will instead receive the annual distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by “any person,” which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Purchases of Class 1 Shares.    Class 1 shares are offered at net asset value to accounts opened for shareholders by PFS. Registered Representatives where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than PFS Distributors Inc.

Size of Investment	As % of Net Amount Invested	As % of Offering Price	Reallowed to PFS (as a % of Offering Price)*
Less than $100,000	4.99%	4.75%	4.25%
$ 100,000 but less than $ 250,000	3.90%	3.75%	3.25%
$ 250,000 but less than $ 500,000	3.09%	3.00%	2.50%
$ 500,000 but less than $1,000,000	2.04%	2.00%	1.60%
$1,000,000 but less than $2,500,000	1.01%	1.00%	0.75%
$2,500,000 but less than $5,000,000	0.50%	0.50%	0.40%
$5,000,000 or more	0.25%	0.25%	0.20%

*	Additionally, PFS Distributors, Inc. pays to PFS Investments a promotional fee calculated as a percentage of the sales charge reallowed to PFS Distributors. The percentage used in the calculation is 3%.

Class 1 shares may be purchased at net asset value by the Primerica Plan for Eligible Class 1 Purchasers participating in the Primerica Plan, subject to the provisions of ERISA. Shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Class 1 Shares are also offered at net asset value to accounts opened for shareholders by PFSI Registered Representatives where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the distributor, if such redemption has occurred no more than 60 days prior to the purchase of shares of the fund and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account. Shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales related expenses. The fund may terminate, or amend the terms of, offering shares of the fund at net asset value to such persons at any time. Contact Primerica Shareholder Services at (800) 544-5445 for further information and appropriate forms.

Class B Shares.    Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Class C Shares.    Class C shares are sold without an initial sales charge and are subject to a deferred sales charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Class Y Shares.    Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Legg Mason Partners Lifestyle Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan’s recordkeeper; or 401(k) plans of Citigroup and its affiliates).

General

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class C, Class 1 or Class Y shares. A Service Agent may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC are not subject to a maintenance fee.

Investors in Class A, Class B and Class C shares may open an account in the fund by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account by making an initial investment of at least $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGMI, unitholders who invest distributions from a Unit Investment Trust (“UIT”) sponsored by CGMI, and board members of any of the Legg Mason Partners Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder’s account by PFPC. It is not recommended that the fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the ‘‘trade date’’). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Shareholders can invest at least $25 on a monthly basis or at least $50 on a quarterly basis (not available to PFS

Accounts) to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by CGMI or the transfer agent. The Systematic Investment Plan also authorizes CGMI to apply cash held in the shareholder’s CGMI brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or your Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.    Purchase of Class A shares may be made at net asset value without a sales charge in the following circumstances (a) sales to (i) Board Members and employees of Legg Mason and its subsidiaries, as well as any funds (including the Legg Mason Partners funds) affiliated with CAM, as well as by retired Board Members and employees, the immediate families of such persons (i.e., such person’s spouse (including the surviving spouse of a deceased Board Member) and children under the age of 21) or by a pension, profit-sharing or other benefit plan for the benefit of such persons and (ii) any full time employee or registered representative of the fund’s distributors or of a member of the National Association of Securities Dealers, Inc. having dealer, service or other selling agreements with the fund’s distributors, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing such sales are made upon the assurance of a the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase). Sales to employees of Citigroup and its subsidiaries will no longer qualify for Class A sales charge waiver unless such purchaser otherwise qualifies for a waiver under either item (ii) above or pursuant to another applicable full or partial sales charge waiver as otherwise described in the fund’s prospectus or statement of additional information; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Service Agent (for a period up to 90 days from the commencement of the Service Agent’s employment), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Service Agent’s prior employer, (ii) was sold to the client by the Service Agent and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Legg Mason; (f) investments of distributions from or proceeds from a sale of a UIT sponsored by CGMI; (g) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker-dealers and other financial institutions that have entered into agreements with CGMI.; (h) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (i) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Legg Mason Partners Appreciation Fund, Inc. and (j) purchases by executive deferred compensation plans participating in the CGMI. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Accumulation Privilege—lets you combine the current value of Class A shares of the fund with all other shares of Legg Mason Partners funds that are owned by:

•	you; or

•	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market fund (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge and shares of those money market fund shares noted below) and Legg Mason Partners S&P 500 Index Fund may not be combined. However, shares of Legg Mason

Partners Exchange Reserve Fund and Class C shares of Legg Mason Partners Adjustable Rate Income Fund (Smith Barney shares), Legg Mason Partners Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Limited Term Municipals Fund, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Legg Mason Partners Short Duration Municipal Income Fund, and Legg Mason Partners Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners funds SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level Goal amounts, as follows:

(1) $25,000	(4) $250,000
(2) $50,000	(5) $500,000
(3) $100,000	(6) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners, funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally, any shares of a Legg Mason Partners fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge) and Legg Mason Partners S&P 500 Index Fund are not eligible. However, the following funds and share classes are also eligible, although not offered with a sales charge:

Shares of Legg Mason Partners Exchange Reserve Fund

Class C shares of Legg Mason Partners Adjustable Rate Income Fund

Class C shares of Legg Mason Partners Inflation Management Fund

Class C shares of Legg Mason Partners Intermediate Maturity California Municipals Fund

Class C shares of Legg Mason Partners Intermediate Maturity New York Municipals Fund

Class C shares of Legg Mason Partners Limited Term Municipals Fund

Class C shares of Smith Barney Money Funds, Inc.—Cash and Government Portfolios

Class C shares of Legg Mason Partners Short Duration Municipal Income Fund

Class C shares of Legg Mason Partners Short-Term Investment Grade Bond Fund

This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a Smith Barney Financial Advisor, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a Smith Barney Financial Advisor, you should check with that financial professional to see which accounts may be combined.

Eligible Prior Purchases.    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.    You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.     If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Smith Barney Financial Advisor, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Letter of Intent—Class Y Shares.    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Legg Mason Partners Lifestyle Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the fund’s Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Smith Barney Financial Adviser or the transfer agent for further information.

Deferred Sales Charge Provisions

“Deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares purchased without an initial sales charge but subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred sales charge shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are deferred sales charge shares, shares redeemed more than 12 months after their purchase.

Class C shares and Class A shares that are deferred sales charge shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGMI statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Payment Was Made	Deferred sales charge
First	4.50%
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any deferred sales charge, it will be assumed that redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For U.S. Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGMI.

To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder’s shares at the time the withdrawal plan commences (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Legg Mason Partners funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation (by CGMI in the case of shareholders who are also CGMI clients or by the transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

Volume Discounts

The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any “purchaser,” which is defined to include the following: (a) an individual; (b) an individual’s spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment advisor registered with the SEC under the Investment Advisors Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Service Agent.

PFS INVESTMENT ACCOUNTS

The fund offers three Classes of shares to investors purchasing through PFS Investments: Class A shares, Class B shares and Class 1 shares.

Initial purchase of shares of the fund must be made through a PFS Registered Representative by completing the appropriate application found in the prospectus. The completed application should be forwarded to PFPC c/o Primerica Shareholder Services, P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to PFPC. In processing applications and investments, PFPC acts as agent for the investor and for PFS and also as agent for the distributor, in accordance with the terms of the prospectus. If Primerica Shareholder Services ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open. PFPC will hold shares purchased in the shareholders account.

Shares purchased will be held in the shareholder’s account by PFPC.

Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts). Subsequent investments of at least $50 may be made for each Class. For the fund’s Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGMI, directors or trustees of any of the Legg Mason Partners’ funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or Primerica Shareholder Services prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

Initial purchases of fund shares may be made by wire. Before sending the wire, the PFSI Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund’s regular subsequent investment procedure described above.

An account transcript is available at a shareholder’s request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder’s request.

Additional information regarding Primerica Shareholder Services may be obtained by contacting the Client Services Department at (800) 544-5445.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price per Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price per Class B and Class C share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund.

Class A (based on maximum sales charge of 4.00%)	$16.03

VALUATION OF SHARES

The net asset value per share of the fund’s Classes is calculated on each day, Monday through Friday, except days on which the New York Stock Exchange (“NYSE”) NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the fund in valuing its assets.

Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the time of valuation (the “Valuation Time”). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent asked quotation at the Valuation Time.

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In carrying out valuation policies adopted by the Board for the fund, the administrator, may consult with an independent pricing service (the “Pricing Service”) retained by the fund. Debt securities of domestic issuers (other than U.S. government securities and short-term investments), including municipal obligations, are valued by the manager after consultation with the Pricing Service. U.S. government securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the fund’s board of trustees. With respect to other securities held by the fund, when, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments, for which no readily obtainable market quotations are available, in the judgment of the Pricing Service, are carried at fair value as determined by the Pricing Service. The officers of the fund under the general supervision and responsibility of the Board review the procedures of the Pricing Service periodically.

REDEMPTION OF SHARES

The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGMI, or if the shareholder’s account is not with CGMI, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGMI brokerage account, these funds will not be invested for the shareholder’s benefit without specific instruction. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent has agreed to transmit to its customers who are fund shareholders appropriate written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders for its customers.

The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Smith Barney Accounts

Shares may be redeemed through an investor’s Service Agent or by submitting a written request for redemption to:

Legg Mason Partners Managed Municipals Fund, Inc.

Class A, B, C, Y or 1 (please specify)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder’s account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form. The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each service agent.

Telephone Redemption and Exchange Program.    Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact Shareholder Services at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making his/her initial investment in a fund.)

Redemptions.    Redemption requests of up to $10,000 of any class or classes of shares of a fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder’s account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder’s assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges.    Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open.

Redemptions in Kind.    In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the board of directors may deem advisable; however, payments shall be made wholly in cash unless the board of directors believes economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Determination of Net Asset Value” in the prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

PFS Accounts

Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to the transfer agent, PFPC c/o Primerica Shareholder Services, at P.O. Box 9662, Providence, Rhode Island 02940. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives at (800) 544-7278 or TDD Line for the Hearing Impaired at (800) 824-1721.

The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder’s redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time to obtain the proper forms.

A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c) the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund’s regular redemption procedure described above.

Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Primerica Shareholder Services will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder’s account or by one-day air express for a $15 fee that will be deducted from the shareholder’s account.

Distributions in Kind

If the fund’s Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments will reduce the shareholder’s investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted.

The fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between Classes of a fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund. For additional information, shareholders should contact a Service Agent. Withdrawal Plans should be set up with a Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawals. For additional information, shareholders should contact a Service Agent.

EXCHANGE PRIVILEGE

Shares of each Class of the fund may be exchanged for shares of the same Class of certain Legg Mason Partners funds, to the extent shares are offered for sale in the shareholder’s state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

Class B Exchanges.    If a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges.    Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Class A and Class Y Exchanges.    Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

[insert class 1 shares language]

Additional Information Regarding Exchanges.    The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund’s management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Legg Mason Partner Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund’s policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See “Redemption of Shares—Telephone Redemptions and Exchange Program.” Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. An exchange involves a taxable redemption of shares, subject to the tax treatment described in “Dividends, Distributions and Taxes” below, followed by a purchase of shares of a different fund. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The fund reserves the right to modify or discontinue exchange privileges upon 60 days’ prior notice to shareholders.

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested at a price as described above in shares of the portfolio being acquired. CGMI and PFS reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders. As stated in the prospectus for shares distributed through PFS, the exchange privilege is limited.

Additional Information Regarding Telephone Redemption and Exchange Program

Neither the fund nor its agents will be liable for instructions communicated by telephone that are reasonably believed to be genuine. The fund or its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions.    The fund’s policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gain net income in order to avoid a federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge.

The per share amounts of the exempt-interest dividends on Class B and Class C shares may be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class C shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of fund shares (A, B, C, Y and Class 1).

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisor with respect to the specific federal, state, local and foreign consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The fund and its investments

As described in the fund’s prospectus, the fund is designed to provide shareholders with current income that is excluded from gross income for regular federal income tax purposes. The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund’s transactions in zero coupon securities, options and futures contracts, to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investment in so-called “section 1256 contracts,” such as Municipal Bond index or interest rate regulated futures contracts, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

On February 28, 2006, the unused capital loss carryforwards of the fund were approximately $224,013,656. For federal income tax purposes, these amounts are available to be applied against future realized gains, of the fund that are realized prior to the expiration of the applicable carryforward. The carryovers expire as follows:

	February 29, 2008	February 28, 2009	February 28, 2011	February 28, 2013	February 28, 2014
Carryforward Amount	$6,474,126	$33,918,659	$60,003,856	$90,448,017	$33,168,998

Taxation of U.S. Shareholders

Dividends and Distributions.    Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

Distributions of exempt interest that the fund designates as exempt-interest dividends are exempt from regular federal income tax (but may be subject to the federal alternative minimum tax). Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. The fund does not expect to realize a significant amount of capital gain. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Interest on indebtedness incurred by a shareholder to purchase or carry fund shares of the fund will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the fund that represents income derived from revenue or certain private activity bonds held by the fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of the fund’s dividends and distributions from the fund may affect the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (a) substantial users with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax or the federal “excess net passive income” tax.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding.    The fund may be required to withhold, for United States federal income tax purposes, a portion of the taxable of dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.    Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the U.S. federal individual and corporate AMT. The dollar amount of dividends excluded from gross income for U.S. federal income purposes and the dollar amount of dividends subject to U.S. federal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder’s investment in the fund. To the extent the fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day’s dividend as its taxable net investment income bears to its total net investment income earned on that day.

Other Taxes.    Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

Fund Matters

The fund was incorporated under the laws of the State of Maryland on September 16, 1980, and is registered with the SEC as a diversified, open-end management investment company.

Each Class of the fund’s shares represents an identical interest in the fund’s investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allowable exclusively to each Class; (e) voting rights on matters exclusively affecting a single class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The board of directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

The fund was incorporated on September 16, 1980 under the name Shearson Managed Municipals Inc. On October 14, 1994, the fund’s name was changed to Smith Barney Managed Municipals Fund Inc. On April 7, 2006, the fund’s name was changed to Legg Mason Partners Managed Municipals Fund, Inc.

Voting rights.    The fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing directors unless and until such time as shareholders have elected less than a majority of the directors holding office. When matters are submitted for shareholder vote, shareholders of each class will have one vote for each full share owned and a proportionate fractional vote for any fractional share held of that class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one or more of the classes.

Annual and semi-annual reports.    The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record receives a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

Licensing Agreement.    “Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisors. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”) (collectively, the “Advisors”), substantially all of the mutual funds managed by the Advisors, including the fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell the Funds. In addition, according to the complaints, the Advisors caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisors, recovery of all fees paid to the Advisors pursuant to such contracts and an award of attorneys' fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, SBFM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this SAI, SBFM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisors and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

Recent Developments.    On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisors Act of 1940 (“Advisors Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the fund’s manager and other advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisors Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisors Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the fund’s Board selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * * *

The fund has received information concerning SBFM and SBAM as follows:

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that these matters are not likely to have a material adverse effect on the fund or its ability to perform investment management services relating to the fund.

* * * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this SAI, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

FINANCIAL STATEMENTS

The fund’s annual report for the fiscal year ended February 28, 2006 is incorporated herein by reference in its entirety. The annual report was filed on May 10, 2006, Accession Number 0001193125-06-107015.

OTHER INFORMATION

We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That’s why we offer three “styles” of fund management that can be tailored to suit each investor’s unique financial goals.

Classic Series—our portfolio manager driven funds

Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund’s investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Research Series—driven by exhaustive fundamental securities analysis

Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

Style Pure Series—our solution to funds that stray

Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

APPENDIX A

Bond Rating Categories

Description of certain ratings assigned by Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service (“Moody’s”), and Fitch Ratings (“Fitch”):

S&P

Long-term

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol ‘r’ is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation ‘N.R.’ indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Commercial paper

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3

Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated B are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated ‘D’ is payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody’s

Long-term

Aaa

Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

A

Bonds rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated ‘Ca’ represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term investment grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. ‘CC’ ratings indicate that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. ‘DD’ ratings indicate potential recoveries in the range of 50% - 90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1.’

APPENDIX B

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that the Manager operates under in order to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM(1) votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM advisor (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

B-1

of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

B-2

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND, INC.

June 28, 2006

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND, INC.

125 Broad Street

New York, NY 10004

Part C-OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

Item 23. Exhibits

Unless otherwise noted, all references are to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) as filed with the SEC on September 26, 1980 (File Nos. 2-69308 and 811-3097).

(a)(1) Articles of Amendment to the Articles of Incorporation dated July 30, 1993, are incorporated by reference to Post-Effective Amendment No. 25 filed on February 25, 1994 (“Post-Effective Amendment No. 25”).

(a)(2) Form of Amendment to Articles of Incorporation, Form of Articles Supplementary, Form of Amendment and Articles of Correction dated October 14, 1994, are incorporated by reference to Post-Effective Amendment No. 27 filed on November 7, 1994 (“Post-Effective Amendment No. 27”).

(a)(3) Articles of Amendment dated June 1, 1998 to the Articles of Incorporation is incorporated by reference to Post-Effective Amendment No. 33 filed on April 28, 1999 (“Post-Effective Amendment No. 33”).

(a)(4) Articles Supplementary dated July 12, 2000 are incorporated by reference to Post-Effective Amendment No.36 filed on August 16, 2000 (“Post-Effective Amendment No. 36”).

(a)(5) Articles of Amendment dated April 29, 2004 are incorporated by reference to Post-Effective amendment No. 40.

(a)(6) Amendment to Registrant’s articles of Incorporation dated April 7, 2006 is filed herein.

(b)(3) Amendments to Registrant’s By-Laws are incorporated by reference to Post-Effective Amendment No. 39 as filed on June 25, 2003.

(c) Registrant’s form of stock certificate is incorporated by reference to Post-Effective Amendment No. 22 filed on October 23, 1992 (“Post-Effective Amendment No. 22”).

(d)(1) Investment Management Agreement dated December 1, 2005 between the Registrant and, is filed herein.

(e)(1) Amendment to Distribution Agreement with Citigroup Global Markets Inc. (“CGMI”) is filed herein.

(e)(2) Amendment of Distribution Agreement between the Registrant and PFS Investments Inc. (“PFS”) is filed herein.

(e)(3) Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”) is filed herein.

(e)(4) Form of Distribution Agreement between the Registrant and PFS is incorporated by reference to Post-Effective Amendment No. 36.

(e)(5) Form of Distribution Agreement between the Registrant and CGMI is incorporated by reference to Post-Effective Amendment No. 35.

(f) Not applicable.

(g) Form of Custodian Services Agreement between the Registrant and State Street Bank and Trust Company is filed herein.

(h)(1) License Agreement between the Registrant and Citigroup, Inc., is filed herein.

(h)(2) Transfer Agency Agreement dated January 1, 2006 between the Registrant and PFPC Inc. is filed herein.

(h)(3) License Agreement between the Registrant and Legg Mason Properties, Inc. is filed herein.

(i) Opinion of Counsel as to the legality of securities is incorporated by reference to the Post-Effective Amendment No. 17 filed on April 29, 1990 and Post-Effective Amendment No. 22.

(j) Consent of Independent Registered Public Accounting firm is filed herein.

(j)(3) Power of Attorney is filed herein.

(k) Not applicable.

(l) Not applicable.

(m) Amended Shareholder Services and Distribution Plan dated December 1, 2005 is filed herein.

(n)(1) Form of Rule 18f-3(d) Multiple Class Plan of the Registrant is filed herein.

(p)(1) Amended Code of Ethics, amended as of September 13, 2005—Citigroup Asset Management North America is filed herein.

(p)(2) Code of Ethics—CGMI are incorporated by reference to Post-Effective Amendment No. 39 dated June 25, 2003.

(p)(3) Code of Ethics—PFS are incorporated by reference to Post-Effective Amendment No. 39 dated June 25, 2003.

(p)(4) Code of Ethics of LMIS is filed herein.

Item 24. Persons Controlled by or Under Common Control with Registrant

None.

Item 25. Indemnification.

The response to this item is incorporated by reference to Post-Effective Amendment No. 22.

Reference is hereby made to Paragraph 4 of the Distribution Agreement between the Registrant and CGMI ( the “CGMI Distribution Agreement”), paragraph 7 of the Amendment, to the CGMI Distribution Agreement and paragraph 9 of the Distribution Agreement, between the Registrant and LMIS. The Directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17q-1 under the Investment Company Act, of 1940.

Item 26. Business and Other Connections of Investment Manager

Investment Manager—Smith Barney Fund Management LLC (“SBFM”) SBFM was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware Limited Liability Company in 1999.

SBFM is an indirect wholly-owned subsidiary of Legg Mason, (“Legg Mason”) SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).

The list required by this Item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules and D of FORM ADV filed by SBFM pursuant to the Advisers Act (SEC File No. 801-8314).

Item 27. Principal Underwriters

(a) CGMI, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust II, CitiFunds Trust I, Salomon Funds Trust, Legg Mason Partners Variable Portfolios V, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust I, Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Variable Portfolio IV, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zonix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Legg Mason Partners Variable Portfolios I, Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Legg Mason Partners Variable Portfolios II, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Investment Trust, Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., Legg Mason Partners Variable Portfolios III, and various series of unit investment trusts.

LMIS, a distributor of the Registrant is also a distributor of the following funds:

Legg Mason Partners Trust II

CitiFunds Trust I

Salomon Funds Trust

Legg Mason Partners Variable Portfolios V

CitiFunds Premium Trust

CitiFunds Institutional Trust

CitiFunds Trust III

Legg Mason Partners Lifestyle Series, Inc.

Legg Mason Partners Variable Portfolios IV

Legg Mason Partners Investment Series

Consulting Group Capital Markets Funds

High Income Opportunity Fund Inc.

Intermediate Muni Fund, Inc.

Legg Mason Partners Small Cap Core Fund, Inc.

Legg Mason Partners Investment Trust

Real Estate Income Fund Inc.

Managed High Income Portfolio Inc.

Managed Municipals Portfolio Inc.

Municipal High Income Fund Inc.

Citigroup Investments Corporate Loan Fund Inc.

Zonix Income Fund Inc.

Salomon Brothers Capital Fund Inc.

Salomon Brothers Investors Value Fund Inc.

Salomon Brothers Fund Inc.

Salomon Brothers Institutional Series Fund Inc.

Salomon Brothers Series Fund Inc.

Legg Mason Partners Variable Portfolios I

Salomon Brothers Opportunity Fund Inc.

Salomon Brothers 2008 Worldwide Government Term Trust

Salomon Brothers High Income Fund Inc.

Salomon Brothers High Income Fund II Inc.

Salomon Brothers Emerging Markets Income Fund Inc.

Salomon Brothers Emerging Markets Income Fund II Inc.

Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Salomon Brothers Global High Income Fund Inc.

Salomon Brothers Emerging Markets Debt Fund Inc.

Salomon Brothers Capital and Income Fund Inc.

Salomon Brothers Inflation Management Fund Inc.

Salomon Brothers Variable Rate Strategic Fund Inc.

Salomon Brothers Global Partners Income Fund Inc.

Salomon Brothers Municipal Partners Fund Inc.

Salomon Brothers Municipal Partners Fund II Inc.

Legg Mason Partners Variable Portfolios II

Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners California Municipals Fund, Inc.

Legg Mason Partners Equity Funds

Legg Mason Partners Fundamental Value Fund, Inc.

Legg Mason Partners Funds, Inc.

Legg Mason Partners Income Funds

Smith Barney Institutional Cash Management Fund, Inc.

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Core Plus Bond Fund, Inc.

Legg Mason Partners Massachusetts Municipal Fund

Smith Barney Money Funds, Inc.

Legg Mason Partners Municipal Funds

Smith Barney Municipal Money Market Fund, Inc.

Legg Mason Partners New Jersey Municipals Fund, Inc.

Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners World Funds, Inc.

Legg Mason Partners Sector Series, Inc.

Legg Mason Partners Variable Portfolios III

Legg Mason Cash Reserve Trust, Inc.

Legg Mason Charles Street Trust, Inc.

Legg Mason Global Trust, Inc.

Legg Mason Growth Trust, Inc.

Legg Mason Income Trust, Inc.

Legg Mason Investment Trust, Inc.

Legg Mason Investors Trust, Inc.

Legg Mason Light Street Trust, Inc.

Legg Mason Special Investment Trust, Inc.

Legg Mason Tax Exempt Trust, Inc.

Legg Mason Tax-Free Income Fund

Legg Mason Value Trust, Inc.

Western Asset Funds, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

PFS, a distributor of the Registrant, is also a distributor for the following funds: Legg Mason Partners Trust II, Legg Mason Partners Investment Series, Legg Mason Partners Appreciation Fund, Inc. Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Municipal Funds, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Income Funds, Legg Mason Partners Investment Funds, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form 8D filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Timothy C. Scheve - Managing Director

Mark R. Fetting - Managing Director

D. Stuart Bowars - Vice President

W. Talbot Daley - Vice President

Thomas J. Hirschmann - Vice President

Joseph M. Furey - General Counsel and Chief Compliance Officer

Ronald Holinsky - Counsel

Robert E. Patterson - Counsel

Theresa M. Silberzahn - Chief Financial Officer

Elisabeth F. Craig - AML Compliance Officer and Director of Continuing Education

All addresses are 100 Light Street, Baltimore, Maryland 21202

The information required by this Item 27 with respect to each director, officer and partner of PFS is incorporated by reference to Schedule A of Form 8D filed by PFS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28. Location of Accountants and Records

(1) With respect to the Registrant, Investment Manager:

Legg Mason Partners Managed Municipals Fund, Inc.

125 Broad Street

New York, New York 10004

Smith Barney Fund Management LLC

399 Park Avenue

New York, New York 10022

(2) With respect to the Registrant’s Transfer Agent

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940

(3) With respect to the Registrant’s Custodian

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

(4) With respect to the Registrant’s Co-Distributors:

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

PFS Investments, Inc.

P.O. Box 9699

Providence, Rhode Island 02940

Legg Mason Investor Services, LLC

100 Light Street

Baltimore MD 21202

Item 29. Management Services

Not Applicable.

Item 30. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS MANAGED MUNICIPALS FUND, INC., certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 27th day of June, 2006.

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND, INC.

/s/ R. JAY GERKEN
R. Jay Gerken, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ R. JAY GERKEN R. Jay Gerken	Chairman of the Board, President and Chief Executive Officer	June 27, 2006

/s/ KAPREL OZSOLAK Kaprel Ozsolak	Treasurer (Chief Financial and Accounting Officer)	June 27, 2006

/s/ DWIGHT B. CRANE* Dwight B. Crane	Director	June 27, 2006

/s/ BURT N. DORSETT * Burt N. Dorsett	Director	June 27, 2006

/s/ ELLIOT S. JAFFE * Elliot S. Jaffe	Director	June 27, 2006

/s/ STEPHEN E. KAUFMAN * Stephen E. Kaufman	Director	June 27, 2006

/s/ CORNELIUS C. ROSE, JR. * Cornelius C. Rose, Jr.	Director	June 27, 2006

*	Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated June 12, 2006.

EXHIBIT INDEX

Exhibit No.	Exhibit

(a)(6)	Articles of Amendment

(d)(1)	Investment Management Agreement

(e)(1)	Amendment to Distribution Agreement between the Registrant and Citigroup Global Markets Inc.

(e)(2)	Amendment of Distribution Agreement between the Registrant and PFS Investments Inc.

(e)(3)	Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC

(g)(1)	Custodian Services Agreement

(h)(1)	License Agreement – Citigroup Inc.

(h)(2)	Transfer Agency Agreement

(h)(3)	License Agreement – Legg Mason Properties, Inc.

(j)	Consent of Independent Registered Public Accounting Firm

(j)(3)	Power of Attorney

(m)	Amended and Restated Shareholder Services and Distribution Plan

(n)(1)	Amended Rule 18f-3(d) Multiple Class Plan

(p)(1)	Amended Code of Ethics – Citigroup Asset Management – North America

(p)(4)	Code of Ethics – Legg Mason Investor Services, LLC